                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                   8 1/8% SENIOR SUBORDINATED NOTES DUE 2008

                                 FURON COMPANY

     THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY
HOLDER OF 8 1/8% SENIOR SUBORDINATED NOTES DUE 2008 (THE "INITIAL NOTES") OF
FURON COMPANY, A CALIFORNIA CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER
INITIAL NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN THE
PROSPECTUS DATED JUNE   , 1998 (THE "PROSPECTUS") AND (i) WHOSE INITIAL NOTES
ARE NOT IMMEDIATELY AVAILABLE OR (ii) WHO CANNOT DELIVER SUCH INITIAL NOTES OR
ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE
EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (iii) WHO CANNOT COMPLY WITH
THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED
BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE
EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.

                                 FURON COMPANY

                         NOTICE OF GUARANTEED DELIVERY

                 The Exchange Agent For The Exchange Offer Is:
                              THE BANK OF NEW YORK

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
By Hand Or Overnight Delivery:            Facsimile Transmissions:             By Registered or Certified
                                        (Eligible Institutions Only)                      Mail:
     The Bank of New York                      (212) 815-6339                     The Bank of New York
      101 Barclay Street                                                         101 Barclay Street, 7E
Corporate Trust Services Window           To Confirm by Telephone               New York, New York 10286
         Ground Level                     or for Information Call:              Attention: Reorganization
   Attention: Reorganization                                                      Section, Odell Romeo
     Section, Odell Romeo                      (212) 815-6337

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Initial Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Initial Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Initial Notes listed below:

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
               CERTIFICATE NUMBERS
                 (IF AVAILABLE)                                  PRINCIPAL AMOUNT TENDERED
------------------------------------------------------------------------------------------------------
                                                     $
------------------------------------------------------------------------------------------------------
                                                     $
------------------------------------------------------------------------------------------------------
                                                     $

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     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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If Initial Notes will be tendered                      SIGN HERE
by book-entry transfer
                                                       ------------------------------------------------
                                                                         Signature(s)

Name of Tendering Institution:

------------------------------------------------       ------------------------------------------------

------------------------------------------------       ------------------------------------------------
                                                                    Name(s) (Please Print)

The Depository Trust Company
Account No.:

------------------------------------------------       ------------------------------------------------

                                                       ------------------------------------------------
                                                                           Address

                                                       ------------------------------------------------
                                                                           Zip Code

                                                       ------------------------------------------------
                                                                 Area Code and Telephone No.

                                                       Date:

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in a Recognized Signature Guarantee
Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Initial Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at the Depository Trust
Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City
Time, on the fifth New York Stock Exchange trading day following the Expiration
Date (as defined in the Prospectus).

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
SIGN HERE

------------------------------------------------       ------------------------------------------------
                  Name of Firm

------------------------------------------------       ------------------------------------------------
              Authorized Signature                                         Address

------------------------------------------------       ------------------------------------------------
              Name (Please print)                                          Zip Code

                                                       ------------------------------------------------
                                                                 Area Code and Telephone No.

                                                       Date:

     DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR INITIAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.
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                                  INSTRUCTIONS

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

     2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Initial Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Initial Note without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Initial Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered Holder(s) appear(s) on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Notice of Guaranteed Delivery.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.